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                                                                    EXHIBIT 24.1

       Power Of Attorney of the Officers and Directors of the Registrant.

         WHEREAS, Compass Bancshares, Inc. (the "Company") has adopted the Compass Director & Executive Stock Purchase Plan (the "Plan") and will file one or more registration statement post-effective amendments under the Securities Act of 1933, as amended, with respect to the common stock of the Company in connection with the Plan;

         NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of D. Paul Jones, Jr., Garrett R. Hegel and Jerry W. Powell true and lawful attorney-in-fact for each of them and in each of their names, places and steads to sign and cause to be filed with the Securities and Exchange Commission said registration statements and any appropriate amendments thereto, to be accompanied by prospectuses and any appropriately amended prospectuses and any necessary exhibits.

         The Company hereby authorizes said persons or any one of them to execute said registration statements and amendments thereto on its behalf as attorney-in-fact for it and its authorized officers, and to file the same as aforesaid.

         The undersigned directors and officers of the Company hereby authorize said persons or any one of them to sign said registration statements on their behalf as attorney-in-fact and to amend, or remedy any deficiencies with respect to, said registration statements by appropriate amendment or amendments and to file the same as aforesaid.

         DONE as of this the 30th of July, 2001.


                        COMPASS BANCSHARES, INC.


                        By:      /s/ D. Paul Jones, Jr.
                                 --------------------------------------------
                                 D. Paul Jones, Jr.
                                 Its Chairman and Chief Executive Officer


                        /s/ D. Paul Jones, Jr.
                        -----------------------------------------------------
                        D. Paul Jones, Jr.


                        /s/ Garrett R. Hegel
                        -----------------------------------------------------
                        Garrett R. Hegel


                        /s/ Timothy L. Journy
                        -----------------------------------------------------
                        Timothy L. Journy


                        /s/ James H. Click, Jr.
                        -----------------------------------------------------
                        James H. Click, Jr.


                        /s/ Charles W. Daniel
                        -----------------------------------------------------
                        Charles W. Daniel


                        /s/ W. Eugene Davenport
                        -----------------------------------------------------
                        W. Eugene Davenport


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                        -----------------------------------------------------
                        Marshall Durbin, Jr.


                        /s/ Tranum Fitzpatrick
                        -----------------------------------------------------
                        Tranum Fitzpatrick


                        /s/ Carl J. Gessler, Jr., M.D.
                        -----------------------------------------------------
                        Carl J. Gessler, Jr., M.D.


                        /s/ John S. Stein
                        -----------------------------------------------------
                        John S. Stein